EXHIBIT 99


                              BRIDGE BANK COMPLETES

                                 HOLDING COMPANY

                  BRIDGE CAPITAL HOLDINGS COMMENCES OPERATIONS


SANTA CLARA, CALIFORNIA - OCTOBER 4, 2004 - Bridge Bank, National Association (NASDAQ: BBNK), Santa Clara County's newest business bank, today announced completion of a bank holding company structure approved by shareholders at the Bank's annual shareholders' meeting held on May 20, 2004. The bank holding company is named Bridge Capital Holdings.

Bridge Capital Holdings was formed as a California corporation for the purpose of serving as the holding company for Bridge Bank and will be supervised by the Board of Governors of the Federal Reserve System. Effective October 1, 2004, Bridge Capital Holdings acquired 100% of the voting shares of Bridge Bank, National Association. As a result of the transaction, the former shareholders of Bridge Bank received one share of common stock of Bridge Capital Holdings for every one share of common stock of Bridge Bank owned.

Daniel P. Myers, President and Chief Executive Officer of Bridge Bank, and Thomas A. Sa, Executive Vice President and Chief Financial Officer of Bridge Bank, will serve as President and CEO and Chief Financial Officer, respectively, of the holding company. Kenneth Silveira, Executive Vice President and Chief Technology Officer of Bridge Bank will serve as Corporate Secretary. All nine of the current board members of Bridge Bank will also serve as directors of Bridge Capital Holdings.

A bank holding company offers certain advantages in comparison to the Bank's former corporate structure. These advantages include flexibility in the raising of capital through borrowing, expansion of the Bank's business through the acquisition of other financial institutions, the establishment of new subsidiary banks in other markets, the ability to repurchase securities, and added flexibility in acquiring or establishing other businesses related to banking; all of which are actions subject to applicable regulatory requirements.

Prior to the share exchange, the common stock of the Bank had been registered with the Office of Comptroller of the Currency under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, common stock of Bridge Capital Holdings is deemed registered under Section 12(g) of the Exchange Act.

Bridge Capital Holdings common stock will be listed for trading on the Small Cap Market System of the Nasdaq Stock Market under the former trading symbol of Bridge Bank, BBNK.

ABOUT BRIDGE BANK, N.A.

Bridge Bank, N.A. is Santa Clara County's newest full-service business bank. The bank is dedicated to meeting the financial needs of small and middle market businesses in the Silicon Valley, Palo Alto, Sacramento, San Diego, And Fresno business communities. Bridge Bank provides its clients with a comprehensive package of business banking solutions delivered through experienced, professional bankers. Visit Bridge Bank on the web at www.bridgebank.com.


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                           FORWARD-LOOKING STATEMENTS


CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS;
(4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; AND (7) FUTURE CREDIT LOSS EXPERIENCE.